UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K



                               CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934



      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 15, 1999



                      GULFSTREAM AEROSPACE CORPORATION
           (Exact Name of Registrant as specified in its charter)



         Delaware                  1-8461                 13-3554834

     (State or other        (Commission File No.)       (IRS Employer
     jurisdiction of                                 Identification Number)
    incorporation or
      organization)



                               P.O. Box 2206
                            500 Gulfstream Road
                        Savannah, Georgia 31402-2206

                  (Address, including zip of Registrant's
                        principal executive offices)

Registrant's telephone number, including area code: (912) 965-3000

ITEM 5. OTHER EVENTS.

Filed herewith as Exhibit 99.1 is the text of a press release, dated July 15, 1999, issued by Gulfstream.

Filed herewith as Exhibit 99.2 is the script for the registrant's conference call with analysts which occurred on July 15, 1999.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

         Exhibit No.                            Description
         -----------                            -----------

            99.1 Text of press release, dated July 15, 1999, issued by Gulfstream.

            99.2 Script for conference call with analysts, dated July 15, 1999.

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      Gulfstream Aerospace Corporation

Date: July 15, 1999                   By: /s/ Chris A. Davis
                                          ---------------------------------
                                          Chris A. Davis
                                          Executive Vice President and
                                          Chief Financial and Administrative
                                          Officer

                               EXHIBIT INDEX



        Exhibit No.                            Description
        -----------                            -----------

           99.1 Text of press release, dated July 15, 1999, issued by Gulfstream.

           99.2 Script for conference call with analysts, dated July 15, 1999.